UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2009

HALBERD CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-157958	26-4346918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

10755 Vernon Avenue Huntington Woods, MI 48070
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	248-530-0270

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 2, 2009, the Company disclosed the information set forth on the Presentation which is attached as an exhibit to this Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

Exhibit 99.1  Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HALBERD CORPORATION

Dated: July 2, 2009	By:	/s/ Mark Lundquist
Mark Lundquist
Chief Executive Officer & Director